Pacific State Bancorp                                     1899 West March Lane
                                                          Stockton, CA 95207
                                                          209/870-3214 Telephone
                                                          209/870-3255 Fax

Press Release
--------------------------------------------------------------------------------

                     FOR IMMEDIATE RELEASE OCTOBER 18, 2007

Stockton, California - October 18, 2007

Steven A. Rosso, President and C.E.O. of Pacific State Bancorp (NASDAQ Global Market/PSBC), the parent company of Pacific State Bank, today reported 3rd quarter profits and continued asset growth for the Stockton, California based financial institution. The following reported numbers are for the Company and Bank combined:

      o     Net income for the third quarter of 2007 of $1,301,000

      o     Net Income Year to Date 2007 of $4,036,000

      o     Total Assets as of September 30, 2007 of $421,122,000.

PSBC quarter over quarter September 30, 2007 compared to September 30, 2006 financial performance information is as follows:

Balance Sheet:

      o Total Federal Funds, Interest Bearing Deposits in Banks and Investment Securities: $66,926,000, an increase of $42,682,000 or 176.05%.

      o     Net Loans: $308,092,000, an increase of $27,591,000 or 9.84%.

      o     Total Assets: $421,122,000, an increase of $78,314,000 or 22.84%.

      o Non-Interest Bearing Deposits: $60,940,000, a decrease of $2,210,000 or 3.5%.

      o     Total Deposits: $365,479,000, an increase of $65,630,000 or 21.89%.

      o Total Shareholders Equity: $33,677,000, an increase of $7,279,000 or 27.57%.

Income Statement:

      o Total Interest Income: $7,937,000, an increase of $995,000 or 14.33%.

      o Total Interest Expense: $3,696,000, an increase of $1,217,000 or 49.09%.

      o     Net Interest Income: $4,241,000, a decrease of $222,000 or 4.97%.

      o     Non-Interest Income: $589,000, a decrease of $129,000 or 17.94%.

      o Non-Interest Expense: $2,711,000, an increase of $109,000 or 4.19%. As of September 30, 2007 the Company had 86 full-time employees as compared to 80 as of September 30, 2006.

      o     Net Income: $1,301,000, a decrease of $211,000 or 13.96%.

      o Net Interest Margin: 4.48%, down 131 basis points. The decrease is due primarily to reduction in loan fees recorded in the third quarter. Other factors affecting the decrease in net interest margin were increases in the rates paid on deposits and the growth of interest bearing deposits, particularly time deposits. The change in mix was offset somewhat by the increases in the overall yields on earning assets and the change in mix of earning assets with more loans and Federal funds sold.

            During the third quarter, management also updated the cost model for deferred loan fees and direct costs associated with making loans, commitments to lend and purchases of loans. The most significant change was an increase in the amount of deferred costs associated with short term loans (less than twelve months).

      o     Annualized Return on Average Assets: 1.26% down from 1.77%.

      o Annualized Return on Average Equity: 15.99% down from 23.93% The decrease in ROE is attributable to the decrease in earnings of $211,000 or 13.96% for the quarter ended September 30, 2007 from the quarter ended September 30, 2006, offset by an increase in shareholders equity from net income and the proceeds from the exercising of options. The increase in equity totaled $7,279,000 or 27.57%.

      o Efficiency Ratio: 56.13% increasing from 50.22%. The increase was caused by increased employee expenditure and the purchase of new technology to support the growth of the Company.

      o Basic Earnings Per Share: $0.35, a decrease of $0.09 per share or 20.45%.

      o Diluted Earnings Per Share: $0.33, a decrease of $0.06 per share or 15.38%.

Balance Sheet: September 30, 2007 as compared to December 31, 2006

      o     Total Fed Funds, Interest Bearing Balances in Banks and Investment
            Securities: $66,926,000, a increase of $12,189,000 or 22.27%.

      o     Net Loans: $308,092,000, an increase of $20,774,000 or 7.23%.

      o     Total Assets: $421,122,000, an increase of $34,370,000 or 8.89%.

      o Non-Interest Bearing Deposits: $60,940,000 a decrease of $12,257,000 or 16.75%.

      o     Total Deposits: $365,479,000, an increase of $24,483,000 or 7.18%.

      o Total Shareholders Equity: $33,677,000, an increase of $4,618,000 or 15.89%.

      Income Statement: For the nine-month period ended September 30, 2007 compared to the nine-month period ended September 30, 2006:

      o Total Interest Income: $23,575,000, an increase of $4,512,000 or 23.67%.

      o Total Interest Expense: $10,350,000, an increase of $4,029,000 or 63.74%.

      o     Net Interest Income: $13,225,000, an increase of $483,000 or 3.79%.

      o     Non-Interest Income: $1,981,000, an increase of $172,000 or 9.51%.

      o Non-Interest Expense: $8,412,000, an increase of $771,000 or 10.09%. As of September 30, 2007 the Company had 86 full time employees as compared to 80 at September 30, 2006.

      o Net Income: $4,036,000, an increase of $10,000 or 0.25%. Net income was consistent with the same period in the prior year. Factors affecting net income include the decrease in net interest margin and increased operating expenses to support the growth of two new offices. The increased expenses were offset slightly by increases in non-interest income and decreases in tax expense.

      o Net Interest Margin: 4.91%, down 93 basis points. The decrease is due primarily to reduction in loan fees recorded in the third quarter. Other factors affecting the decrease in net interest margin were increases in the rates paid on deposits and the growth of interest bearing deposits, particularly time deposits. The change in mix was offset somewhat by the increases in the overall yields on earning assets and the change in mix of earning assets with more loans and Federal funds sold.

            During the third quarter, management also updated the cost model for deferred loan fees and direct costs associated with making loans, commitments to lend and purchases of loans. The most significant change was an increase in the amount of deferred costs associated with short term loans (less than twelve months).

      o     Annualized Return on Average Assets: 1.36% down from 1.68%.

      o     Annualized Return on Average Equity: 17.48% down from 23.11%.

      o     Efficiency Ratio: 55.32% increasing slightly from 52.51%.

      o Basic Earnings Per Share: $1.10, a decrease of $0.05 per share or 4.35%.

      o Diluted Earnings Per Share: $1.01, a decrease of $0.02 per share or 1.94%.

CREDIT QUALITY EVALUATION

At September 30, 2007, credit quality continues to be strong. The Company charged off loans in the amount of $143,000 during the third quarter. This amount consists primarily of one commercial loan relationship in the amount of $132,000 that was charged off due to bankruptcy. The Company continues to pursue collection efforts. The charge-offs represent 0.004% of the Company's loan portfolio. At September 30, 2007 the Company had no non-performing loans and no loans past due 60 days or more. The Bank continues to have no other real estate owned.

In addition, the Company's overall real estate portfolio remains very strong. The Company does not offer any sub-prime real estate financing, nor does it purchase any single family residential loans of any kind.

Attached are unaudited financial statements supporting the financial information summarized above. Further inquiries should be directed to Mr. Steven A. Rosso at 209-870-3214, or by mail to P.O. Box 1649, Stockton, California 95201. Additional information also can be obtained by visiting the Company website-www.pacificstatebank.com.

                      PACIFIC STATE BANCORP AND SUBSIDIARY
                      CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)
(IN THOUSANDS, EXCEPT SHARE AMOUNTS)                            September 30,   September 30,
ASSETS                                                              2007            2006
Cash and due from banks                                         $      17,592   $      12,919
Federal funds sold                                                     18,117             213
                                                                -------------   -------------
         Total cash and cash equivalents                               35,709          13,132
Interest bearing deposits in banks                                      3,000              --
Investment securities - available for sale (amortized cost of
$45,899 in 2007 and $23,112 in 2006)                                   45,809          24,031
Loans, less allowance for loan losses of $2,598 in 2007 and
$2,604 in 2006                                                        308,092         280,501
Bank premises and equipment, net                                       13,665          12,019
Company owned life insurance                                            6,258           6,012
Accrued interest receivable and other assets                            8,589           7,113
                                                                -------------   -------------
               Total assets                                     $     421,122   $     342,808
                                                                =============   =============

LIABILITIES AND SHAREHOLDERS' EQUITY

Deposits:
   Non-interest bearing                                         $      60,940   $      63,150
   Interest bearing                                                   304,539         236,699
                                                                -------------   -------------
         Total deposits                                               365,479         299,849
Other borrowings                                                        8,500           4,900
Subordinated debentures                                                 8,764           8,764
Accrued interest payable and other liabilities                          4,702           2,897
                                                                -------------   -------------
         Total liabilities                                            387,445         316,410
Shareholders' equity:
   Preferred stock - no par value; 2,000,000 shares
      authorized; none issued or outstanding
   Common stock - no par value; 24,000,000 shares
      authorized; shares issued and outstanding 3,696,157
      in 2007 and 3,616,418 in 2006                                    10,240           8,538
Retained earnings                                                      23,491          17,937
Accumulated other comprehensive (loss), net of tax                        (54)            (77)
                                                                -------------   -------------
         Total shareholders' equity                                    33,677          26,398
                                                                -------------   -------------
            Total liabilities and shareholders' equity          $     421,122   $     342,808
                                                                =============   =============

                      PACIFIC STATE BANCORP AND SUBSIDIARY
                      CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)
(IN THOUSANDS, EXCEPT SHARE AMOUNTS)                            September 30,   December 31,
ASSETS                                                               2007           2006
Cash and due from banks                                         $      17,592   $      18,985
Federal funds sold                                                     18,117          31,630
                                                                -------------   -------------
         Total cash and cash equivalents                               35,709          50,615
Interest bearing deposits in banks                                      3,000              --
Investment securities - available for sale (amortized cost of
$45,899 in 2007 and $23,186 in 2006)                                   45,809          23,107
Loans, less allowance for loan losses of $2,598 in 2007 and
$2,478 in 2006                                                        308,092         287,318
Bank premises and equipment, net                                       13,665          11,957
Company owned life insurance                                            6,258           6,079
Accrued interest receivable and other assets                            8,589           7,676
                                                                -------------   -------------
               Total assets                                     $     421,122   $     386,752
                                                                =============   =============

LIABILITIES AND SHAREHOLDERS' EQUITY

Deposits:
   Non-interest bearing                                         $      60,940   $      73,197
   Interest bearing                                                   304,539         267,799
                                                                -------------   -------------
         Total deposits                                               365,479         340,996
Other borrowings                                                        8,500           4,900
Subordinated debentures                                                 8,764           8,764
Accrued interest payable and other liabilities                          4,702           3,033
                                                                -------------   -------------
         Total liabilities                                            387,445         357,693
Shareholders' equity:
   Preferred stock - no par value; 2,000,000 shares
      authorized; none issued or outstanding
   Common stock - no par value; 24,000,000 shares
      authorized; issued and outstanding 3,696,157
      In 2007 and 3,661,477 in 2006                                    10,240           9,651

Retained earnings                                                      23,491          19,455
Accumulated other comprehensive loss, net of tax                          (54)            (47)
                                                                -------------   -------------
         Total shareholders' equity                                    33,677          29,059
                                                                -------------   -------------
               Total liabilities and shareholders' equity       $     421,122   $     386,752
                                                                =============   =============

                              PACIFIC STATE BANCORP
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Unaudited                                                    SEPTEMBER 30
                                             Three months ended         Nine months ended
(IN THOUSANDS, EXCEPT SHARE AMOUNTS)          2007         2006         2007          2006
                                           ----------   ----------   ----------   ----------
Interest income:
   Interest and fees on loans              $    7,006   $    6,627   $   21,148   $   18,086
   Interest on Federal funds sold                 396           21        1,065           38
   Interest on deposits in banks                   14                        14            0
   Interest on investment securities              521          294        1,348          939
                                           ----------   ----------   ----------   ----------
               Total interest income            7,937        6,942       23,575       19,063
Interest expense:
   Interest on deposits                         3,467        2,207        9,623        5,484
   Trust preferred securities                     139          187          516          531
   Interest on borrowings                          90           85          211          306
                                           ----------   ----------   ----------   ----------
               Total interest expense           3,696        2,479       10,350        6,321
                                           ----------   ----------   ----------   ----------
               Net interest income              4,241        4,463       13,225       12,742
Provision for loan losses                          40           90          260          270
                                           ----------   ----------   ----------   ----------
            Net interest income after                                                     --
               provision for loan losses        4,201        4,373       12,965       12,472
                                           ----------   ----------   ----------   ----------
Non-interest income:
   Service charges                                208          195          646          653
   Other fee income                               262          475        1,188          928
   Gain from sale of loans                        119           48          147          228
                                           ----------   ----------   ----------   ----------
         Total non-interest income                589          718        1,981        1,809
Non-interest expenses:
   Salaries and employee benefits               1,264        1,359        4,252        4,044
   Occupancy                                      292          258          855          665
   Furniture and equipment                        157          174          524          535
   Other                                          998          811        2,781        2,397
                                           ----------   ----------   ----------   ----------
      Total non-interest expenses               2,711        2,602        8,412        7,641
                                           ----------   ----------   ----------   ----------
         Income before income taxes             2,079        2,489        6,534        6,640

Provision for income taxes                        778          977        2,498        2,614
                                           ----------   ----------   ----------   ----------
            Net income                     $    1,301   $    1,512   $    4,036   $    4,026
                                           ==========   ==========   ==========   ==========
Basic earnings per share                   $     0.35   $     0.44   $     1.10   $     1.15
                                           ==========   ==========   ==========   ==========
Diluted earnings per share                 $     0.33   $     0.39   $     1.01   $     1.04
                                           ==========   ==========   ==========   ==========
Weighted average common shares              3,696,157    3,467,819    3,679,763    3,475,663
outstanding
Weighted average common and common
equivalent shares outstanding               3,988,460    3,841,522    4,014,470    3,867,431

                                                           THREE MONTHS ENDED              THREE MONTHS ENDED
                                                           SEPTEMBER 30, 2007              SEPTEMBER 30, 2006
                                                                Interest   Average              Interest   Average
                                                                 Income     Yield                Income     Yield
                                                      Average      or         or      Average      or         or
ASSETS:                                               Balance    Expense     Cost     Balance    Expense     Cost
Interest-earning assets:
Loans                                                $303,858   $  7,006      9.15%  $280,097   $  6,627      9.39%
Investment securities                                  39,890        521      5.18%    24,310        294      4.80%
Federal Funds sold                                     30,697        396      5.12%     1,651         21      5.05%
Interest bearing deposits in banks                        867         14      6.41%         -          -      0.00%
                                                     -------------------             -------------------
      Total average earning assets                    375,312      7,937      8.39%   306,058      6,942      9.00%

Non-earning assets:
Cash and due from banks                                14,344                          13,833
Other assets                                           21,620                          18,371
                                                     --------                        --------
      Total average assets                           $411,276                        $338,262
                                                     ========                        ========

LIABILITIES AND SHAREHOLDERS' EQUITY:
Interest-bearing liabilities:
Deposits

   Interest-bearing demand                           $ 76,347   $    538      2.80%    89,429        632      2.80%
   Savings                                              5,288         11      0.83%     6,526         17      1.03%
   Time deposits                                      216,093      2,918      5.36%   133,455      1,558      4.63%
   Other borrowings                                    17,264        229      5.26%    15,555        272      6.94%
                                                     -------------------             -------------------

      Total average interest-bearing liabilities      314,992      3,696      4.66%   244,965      2,479      4.01%
                                                                           =======              ========

Noninterest-bearing liabilities:
   Demand deposits                                     61,010                          67,163
   Other liabilities                                    2,988                           1,069
                                                     --------                        --------
      Total liabilities                               378,990                         313,197
SHAREHOLDERS' EQUITY:                                  32,286                          25,065
                                                     --------                        --------
Total average liabilities and shareholders' equity   $411,276                        $338,262
                                                     ========                        ========

                                                                --------                        --------
Net interest income                                             $  4,241                        $  4,463
                                                                ========                        ========

Yield on interest-earning assets                                              8.39%                           9.00%
Cost of funding interest-earning assets                                       3.91%                           3.21%
                                                                           -------                         -------
Net interest margin                                                           4.48%                           5.79%
                                                                           =======                         =======

                                                           NINE MONTHS ENDED               NINE MONTHS ENDED
                                                          SEPTEMBER 30, 2007              SEPTEMBER 30, 2006
                                                                Interest   Average              Interest   Average
                                                                 Income     Yield                Income     Yield
                                                      Average      or         or      Average      or         or
ASSETS:                                               Balance    Expense     Cost     Balance    Expense     Cost
Interest-earning assets:
Loans                                                $297,362   $ 21,148      9.51%  $264,800   $ 18,086      9.13%
Investment securities                                  34,621      1,348      5.21%    25,629        939      4.90%
Federal Funds sold                                     27,846      1,065      5.11%     1,052         38      4.83%
Interest bearing deposits in banks                        429         14      4.36%         -          -      0.00%
                                                     -------------------             -------------------
      Total average earning assets                    360,258     23,575      8.75%   291,481     19,063      8.74%

Non-earning assets:
Cash and due from banks                                15,649                          13,210
Other assets                                           20,977                          16,552
                                                     --------                        --------
      Total average assets                           $396,884                        $321,243
                                                     ========                        ========

LIABILITIES AND SHAREHOLDERS' EQUITY:
Interest-bearing liabilities:
Deposits

   Interest-bearing demand                             82,863      1,768      2.85%    93,571      1,814      2.59%
   Savings                                              5,407         38      0.94%     6,452         42      0.87%
   Time deposits                                      197,246      7,817      5.30%   115,750      3,628      4.19%
   Other borrowings                                    14,886        727      6.53%    17,294        837      6.47%
                                                     -------------------             -------------------

      Total average interest-bearing liabilities      300,402     10,350      4.61%   233,067      6,321      3.63%
                                                                           =======              ========

Noninterest-bearing liabilities:
   Demand deposits                                     63,394                          63,534
   Other liabilities                                    2,216                           1,347
                                                     --------                        --------
      Total liabilities                               366,012                         297,948
SHAREHOLDERS' EQUITY:                                  30,872                          23,295
                                                     --------                        --------
Total average liabilities and shareholders' equity   $396,884                        $321,243
                                                     ========                        ========

                                                                --------                        --------
Net interest income                                             $ 13,225                        $ 12,742
                                                                ========                        ========

Yield on interest-earning assets                                              8.75%                           8.74%
Cost of funding interest-earning assets                                       3.84%                           2.90%
                                                                           -------                         -------
Net interest margin                                                           4.91%                           5.84%
                                                                           =======                         =======